Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Exhibit 10.5

AMENDMENT No. 6 TO

MASTER LICENSE AGREEMENT

This Amendment No. 6 (this “Amendment No. 6”) is effective as of March 1, 2025 (the “Amendment No. 6 Effective Date”) by and between CoinDesk Indices, Inc., a Delaware corporation, having its principal place of business at 169 Madison Ave, Suite 2635, New York, NY 10016 (“CDI”), and Grayscale Investments Sponsors, LLC, a Delaware limited liability company, with an office located at 290 Harbor Drive, Stamford, CT 06902 (“Licensee”). Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement (defined below).

WHEREAS, CDI and the Licensee are parties to that certain Master Index License Agreement (“Master License Agreement”) dated as of January 31, 2022;

WHEREAS the Master License Agreement was previously amended by Amendment No. 1 to the Master License Agreement dated June 20, 2023 (“Amendment No. 1”), Amendment No. 2 to the Master License Agreement dated May 10, 2024 (“Amendment No. 2”), Amendment No. 3 to the Master License Agreement dated June 28, 2024 (“Amendment No. 3”), Amendment No. 4 to the Master License Agreement dated August 20, 2024 (“Amendment No. 4”) and Amendment No. 5 to the Master License Agreement dated January 29, 2025 (“Amendment No. 5”, and, collectively with Amendment No. 1, Amendment No.2, Amendment No. 3 and Amendment No. 4, the “Prior Amendments”);

WHEREAS, Order No. 1 as set out in Exhibit B of the Master License Agreement (as amended by the Prior Amendments), with an original start date of February 1, 2022, was not renewed pursuant to a notice of non-renewal sent by CDI to Licensee and expires on February 28, 2025; and

WHEREAS, CDI and Licensee desire to amend certain terms of the Master License Agreement (as amended by this Amendment No. 6, the “Agreement”) as set forth herein as of the Amendment No. 6 Effective Date.

NOW THEREFORE, the Parties hereby agree as follows:

1.
Prior Amendments. Each of the Prior Amendments is hereby superseded by this Amendment No. 6 and shall no longer be of any force or effect following the Amendment No. 6 Effective Date.

2.
References to CDI. All references to “Tradeblock” under the Master License Agreement shall be deemed references to “CDI”.

3.
Address for Notice. The address for notice in Section 18 of the Master License Agreement with respect to CDI shall be updated as follows:

CoinDesk Indices, Inc.

169 Madison Ave, Suite 2635

New York, NY 10016

Attention: Legal

E-mail: legal@coindesk-indices.com with a copy to info@coindesk-indices.com

4.
Exhibit A. Exhibit A of the Agreement is deleted in its entirety. The definition of “Entities” set forth in the preamble of the Master License Agreement shall be deemed to be amended and restated with the definition of Entities set forth in the amended and restated Section 5.1 of the Master License Agreement, as set forth below in Section 6 of this Amendment No. 6.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

1

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

5.
Exhibit B. Exhibit B, Order No. 1 of the Agreement is hereby deleted in its entirety and replaced with Order No. 2 (“Order No. 2”) attached hereto as Annex A.

6.
[**]

7.
[**]

8.
Ratification of Agreement. Except as expressly amended and provided herein, all of the terms, conditions and provisions of the Agreement are hereby ratified and confirmed to be of full force and effect and shall continue in full force and effect.

9.
Counterparts. This Amendment No. 6 may be executed in any number of counterparts, each of which shall be an original against a Party whose signature appears thereon, but all of which together shall constitute but one and the same instrument.

[Signature Page Follows]

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 6 by their duly authorized representatives as of the Amendment No. 6 Effective Date set forth above.

CoinDesk Indices, Inc.		Grayscale Investments Sponsors, LLC

By:	/s/ Alan Campbell	By:	/s/ Edward McGee
Name:	Alan Campbell	Name:	Edward McGee
Title:	President	Title:	Chief Financial Officer
Date:	February 5, 2025	Date:	February 5, 2025

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Annex A

Order No. 2

This Order No. 2 (the “Order No. 2”) is entered into in connection with that certain Master Index License Agreement, by and between CoinDesk Indices, Inc. (“CDI”) and Grayscale Investments Sponsors, LLC (“Licensee”), dated January 31, 2022 (the “Master License Agreement”).

This Order No. 2 is incorporated by reference into the Master License Agreement as amended by Amendment No. 6 (the “Agreement”) and shall be governed by the terms set forth in the Agreement. To the extent of any conflict between this Order No. 2 and the Agreement, such term in this Order No. 2 shall prevail. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.

1.
Term of Order No. 2

Start Date: March 1, 2025

End Date: February 29, 2028

2.
Licensed Indexes

As part of the Services, CDI will provide Licensee with the licensed CDI indexes (“Licensed Indexes”) listed below via an application programming interface (“API”):

	Licensed Indexes	Digital Asset
1.	CoinDesk Basic Attention Token Price Index (BTX)	Basic Attention Token (BAT)
2.	CoinDesk Bitcoin Cash Price Index (BCX)	Bitcoin Cash (BCH)
3.	CoinDesk Bitcoin Price Index (XBX)	Bitcoin (BTC)
4.	CoinDesk Cardano Price Index (ADX)	Cardano (ADA)
5.	CoinDesk Chainlink Price Index (LNX)	Chainlink (LINK)
6.	CoinDesk Ether Classic Price Index (ECX)	Ethereum Classic (ETC)
7.	CoinDesk Ether Price Index (ETX)	Ethereum (ETH)
8.	CoinDesk Litecoin Price Index (LTX)	Litecoin (LTC)
9.	CoinDesk Lumens Price Index (XLMX)	Stellar Lumens (XLM)
10.	CoinDesk Ripple Price Index (XRX)	Ripple (XRP)
11.	CoinDesk Solana Price Index (SLX)	Solana (SOL)
12.	CoinDesk Uniswap Price Index (UNX)	Uniswap (UNI)
13.	CoinDesk ZCash Price Index (ZCX)	Zcash (ZEC)
14.	CoinDesk Aave Reference Rate	Aave (AAVE)
15.	CoinDesk Avalanche Reference Rate	Avalanche (AVAX)
16.	CoinDesk Bittensor Reference Rate	Bittensor (TAO)
17.	CoinDesk Decentraland Reference Rate	Decentraland (MANA)
18.	CoinDesk Defi Select Index (DFX)	The constituents of the DFX index.
19.	CoinDesk Dogecoin Reference Rate	Dogecoin (DOGE)

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

20.	CoinDesk Filecoin Reference Rate	Filecoin (FIL)
21.	CoinDesk Horizen Reference Rate	Horizen (ZEN)
22.	CoinDesk Large Cap Select Index (DLCS)	The constituents of the DLCS index.
23.	CoinDesk Lido Reference Rate	Lido (LDO)
24.	CoinDesk Livepeer Reference Rate	Livepeer (LPT)
25.	CoinDesk MakerDao Reference Rate	Maker (MKR)
26.	CoinDesk Near Reference Rate	NEAR (NEAR)
27.	CoinDesk Optimism Reference Rate	Optimism (OP)
28.	CoinDesk Polkadot Reference Rate	Polkadot (DOT)
29.	CoinDesk Render Reference Rate	Render - SOL (RENDER)
30.	CoinDesk Smart Contract Platform Select Ex ETH Index (SCPXX)	The constituents of the SCPXX index.
31.	CoinDesk Stacks Reference Rate	Stacks (STX)
32.	CoinDesk Sui Reference Rate	Sui (SUI)
33.	CoinDesk Synthetix Network Reference Rate	Synthetix Network (SNX)
34.	CoinDesk The Graph Reference Rate	The Graph (GRT)
35.	CoinDesk PYTH Reference Rate	Pyth Network (PYTH)
36.	[**]	[**]
37.	[**]	[**]

The Service will include CDI providing Licensee with the following:

a)
Daily End of Day Data for each of the Licensed Indexes. For purposes of this Order No. 2, “End of Day” is defined as Data as of immediately prior to 4:00 PM Eastern Time (ET) (“End of Day”).
b)
Live updates to the Licensed Indexes. For purposes of this Order No. 2, “Live” is defined as data that is calculated in real-time in accordance with the applicable methodology (“Live”).
c)
All available historical End of Day data for each of the Licensed Indexes.
d)
Ancillary Information for each of the Licensed Indexes. For purposes of this Order No. 2, “Ancillary Information” means information such as reconstitutions, rebalances, consultations, announcements, etc., as applicable.
e)
Proper attribution will be provided to CDI with respect to the Entities and all related marketing and informational materials, which will include using the short form disclaimer in marketing materials and the long form disclaimer in offering materials, respectively, each as set forth on Exhibit A to this Order No. 2 (as CDI may update upon written notice to Licensee from time to time). Licensee will obtain CDI’s authorization on the initial use of such disclaimers; subsequent use shall not be required absent material changes being made to the relevant materials.
f)
Without limiting the limitations of liability set forth in the Agreement or the attribution and disclaimer requirements of this Order No. 2, Licensee will ensure via its end user contracts, its Entities’ disclosure materials and related disclaimers and

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

limitations of liability that (among other things) CDI owes no fiduciary obligation to Licensee or any of its users or investors and all related beneficiaries, and all data and services are provided by CDI ‘as is’ with no warranty of any kind, including for being error or interruption free.
3.
Delivery of Services
a)
For End of Day Data with respect to the Licensed Indexes, CDI agrees to provide the Services to Licensee via an API.
b)
For Live updates with respect to the Licensed Indexes, CDI agrees to provide the Services to Licensee via an API.
c)
For historical End of Day Data, CDI agrees to provide such portion of the Service to Licensee via a one-time delivery of a flat file.
d)
For Ancillary Information, CDI agrees to provide the Services to Licensee via email and/or API, as applicable.
e)
Should CDI update its file delivery mechanism(s) from time to time (e.g., SFTP), Licensee agrees to receive delivery of the Service via such updated mechanism.
4.
[**]

5.
[**]

6.
[**]

7.
[**]

8.
[**]

[Signature Page Follows]

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto by their duly authorized representatives have executed this Order No. 2 as of the Amendment No. 6 Effective Date set forth above.

Grayscale Investments Sponsors, LLC		CoinDesk Indices, Inc.

Signature:	/s/ Edward McGee	Signature:	/s/ Alan Campbell
Name:	Edward McGee	Name:	Alan Campbell
Title:	Chief Financial Officer	Title:	President

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Exhibit A

Long Form Disclaimer (e.g., financial product offering prospectus)

COINDESK® and [name of index/index family/trend indicator, e.g., “COINDESK BITCOIN PRICE INDEX”] (the “Index”) are trade or service marks of CoinDesk Indices, Inc. (with its affiliates, including CC Data Limited, “CDI”) and/or its licensors. CDI or CDI's licensors own all proprietary rights in the Data.

CDI is not the issuer or producer of [insert name of approved products] and has no responsibilities, obligations, or duties to investors in or holders of [insert name of approved product]. The Index is licensed for use by [insert name of the issuer or producer] as the issuer of [insert name of approved product]. The only relationship that CDI has with [insert name of the issuer or producer] in respect of [insert name of approved product] is the licensing of the Index, which is administered and published by CDI, or any successor thereto, without regard to the issuer of the [insert name of approved product] or the owners or holders of the [insert name of approved product].

Investors or holders acquire [insert name of approved product] from [insert name of the issuer or producer] and investors and holders neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with CDI upon making an investment in or acquisition of [insert name of approved product]. The [insert name of approved product] is not sponsored, endorsed, sold, or promoted by CDI. CDI makes no representation or warranty, express or implied, regarding the advisability of investing in or otherwise acquiring the [insert name of approved product] or the advisability of investing in securities or digital assets generally or the ability of the Index to track corresponding or relative market performance. CDI has not passed on the legality or suitability of the [insert name of approved product] with respect to any person or entity. CDI is not responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the [insert name of approved product] to be issued. CDI has no obligation to take the needs of the issuer or the owners or holders of the [insert name of approved product] or any other third party into consideration in administering, composing, calculating, or publishing the Index. CDI has no obligation or liability in connection with administration, marketing, or trading of the [insert name of approved product].

The licensing agreement between [insert name of the issuer or producer] and CDI is solely for the benefit of [insert name of the issuer or producer] and CDI and not for the benefit of the owners or holders of the [insert name of approved product] or any other third parties.

CDI SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS, HOLDERS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE DATA. CDI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY OTHERDATA INCLUDED THEREIN. CDI RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDEX AND SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE INDEX. CDI SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDEX OR ANY OTHER DATA INCLUDED THEREIN OR WITH RESPECT TO THE [INSERT NAME OF APPROVED PRODUCT].

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Short Form Disclaimer (e.g., financial product fact sheets)

COINDESK® and [name of index/index family/trend indicator, e.g., “COINDESK BITCOIN PRICE INDEX”] (the “Index”) are trade or service marks of CoinDesk Indices, Inc. (with its affiliates, including CC Data Limited, “CDI”), and/or its licensors. CDI or CDI's licensors own all proprietary rights in the Index.

CDI is not affiliated with [insert name of issuer or producer] and does not approve, endorse, review, or recommend [insert name of approved product]. CDI does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Index and shall not be liable in any way to the [insert name of the issuer or producer], investors in or holders of [insert name of approved product] or other third parties in respect of the use or accuracy of the Index or any data included therein.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.